Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1639

                   Emerging Markets Dividend Portfolio 2016-1

                          Supplement to the Prospectus

As a result of a previously announced spinoff, on April 27, 2016, holders of Enersis S.A. ("Enersis") shares received one share of Enersis Chile S.A. ("Enersis Chile") common stock for each share of Enersis common stock held as of April 14, 2016.

Notwithstanding anything to the contrary in the prospectus, your Portfolio now holds, and will continue to purchase, shares of both Enersis and Enersis Chile.

Supplement Dated:  April 27, 2016